UNITED STATES
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                      SECURITIES AND EXCHANGE COMMISSION
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                            WASHINGTON, D.C. 20549

                                   FORM 8-K
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                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):     July 10, 2003
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                         ANNTAYLOR STORES CORPORATION
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            (Exact name of registrant as specified in its charter)


       Delaware                          1-10738                13-3499319
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
 of  Incorporation)                                          Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
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             (Registrant's Telephone Number, Including Area Code)



                                ANNTAYLOR, INC.
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            (Exact name of registrant as specified in its charter)



       Delaware                          1-11980                51-0297083
       --------                          -------                ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
 of  Incorporation)                                          Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)



                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
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             (c)    Exhibits.

                    99.1 Press Release issued by AnnTaylor Stores Corporation on July 10, 2003.

ITEM 9.       REGULATION FD DISCLOSURE.
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              AnnTaylor Stores Corporation issued a Press Release, dated July 10, 2003. A copy of the Press Release is appended to this report as Exhibit
99.1 and is incorporated herein by reference.


                                  SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                            ANNTAYLOR STORES CORPORATION

                            By:/s/Barbara K. Eisenberg
                               ---------------------------------
                               Barbara K. Eisenberg
Date:  July 10, 2003           Senior Vice President,
                               General Counsel and Secretary


                            ANNTAYLOR, INC.

                            By:/s/Barbara K. Eisenberg
                               ---------------------------------
                               Barbara K. Eisenberg
Date:  July 10, 2003           Senior Vice President,
                               General Counsel and Secretary

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                                 EXHIBIT INDEX
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Exhibit No.                          Description
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  99.1       Press Release issued by AnnTaylor Stores Corporation on July 10,
             2003.


















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